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                                                                  EXHIBIT 10.84


           CHANGE ORDER NO. 1 TO THE CONSTRUCTION SERVICES AGREEMENT

Basis for Request:
Mutual agreement between Kirk Kaalberg of MWR Telecom, Inc. (MWR) and Stacy Jenkins of MFS Network Technologies, Inc. (MFSNT) to amend the CSA as follows:

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Scope of Change:

Add the following articles:

Article 4.11 "MATERIAL ONLY PURCHASES" MFS will invoice MWR for MFS' actual material cost plus a mark-up of 12.5%. Also, the value of this service will apply toward the Phase I Commitment.

Article 5.5(n) "POLE ATTACHMENT AGREEMENTS" Both parties agree that the costs associated will obtaining pole attachment agreements and rights-of-way will be billed as a direct cost under the cost plus billing approach.

Article 5.5(o) "MFS PERFORMED FOTS ROOM WORK" MFS will perform the room survey and layouts for each end point MFS constructs. The costs associated with this service will be treated as a direct cost under the cost plus billing approach.

Article 32.1 "NON-SOLICITATION OF EMPLOYEES" During the term of this Agreement and for a period of two (2) years following the termination of this Agreement, MWR Telecom, its parent, affiliates and subsidiaries shall not make an offer of employment to, nor employ, nor enter into a consulting agreement with any person who was employed by MFS at any time during the preceding one
(1) year period, except with the prior written consent of MFS. The term of this provision shall survive the termination of the Agreement for any reason."

During the term of this Agreement and for a period of two (2) years following the termination of this Agreement, MFS Network Technologies, Inc., its parent, affiliates and subsidiaries shall not make an offer of employment to, nor employ, nor enter into a consulting agreement with any person who was employed by MWR at any time during the preceding one (1) year period, except with the prior written consent of MWR. The term of this provision shall survive the termination of the Agreement for any reason."

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Cost Estimate:
                          Total CSA Amount:        $10,000,000.00
                          Change Order No. 1 Amount:        $0.00
                          New CSA Amount:          $10,000,000.00

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Approval:

MWR TELECOM, INC.

/s/ KIRK KAALBERG                                  11/10/95
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Kirk Kaalberg, Sr. Vice President                  Date

MFS NETWORK TECHNOLOGIES, INC.

/s/ STACY V. JENKINS                               11/22/95
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Stacy V, Jenkins, Vice President/                  Date
Construction